SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 July 25, 1997


                           Financial Asset Securitization, Inc.
                   (Exact name of registrant as specified in its charter)

         Virginia                          0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
   of Incorporation)                     File Number)     Identification No.)


 901 East Byrd Steet Richmond, Virginia                    23219
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events
        On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Particiption Securities, Series 1997-NAMC 2 (the "Securities"),pursuant to the Series 1997-2 NAMC 2 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National Bank of Chicago, as Trustee.

        The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of two pools of conventional, one- to four-family, fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with North American Mortgage Company pursuant to a Loan Sale Agreement (the "Sales Agreement"), dated as of June 1, 1997, by and between the Registrant DLJMC.

        The Trustee has caused to be filed with the Commission, the Monthly Report dated July 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due July 25, 2027.

        A.      Monthly Report Information:
                         See Exhibit No. 1

        B.      Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

        C.      Item 1: Legal Proceedings:                NONE

        D.      Item 2: Changes in Securities:            NONE

        E.      Item 4: Submission of Matters to a Vote of Certifi-
                         catholders:  NONE

        F.      Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated July 25, 1997.

                                                  Reimbur-
                                        Realized   ment of  Interest
       Beginning                         Loss of  Realized   Short-  Remaining
Class   Balance   Principal   Interest  Principal  Losses     fall    Balance
FXA-1 21587782.00 1044180.15  123230.26     0.00       0.00    0.00 20543601.85
FXA-2  1733625.00 NA           11557.50 NA             0.00    0.00  1733625.00
FXA-3 15761954.00       0.00   95885.22     0.00       0.00    0.00 15761954.00
FXA-4 16448000.00       0.00  101429.33     0.00       0.00    0.00 16448000.00
FXA-5  4545000.00       0.00   29163.75     0.00       0.00    0.00  4545000.00
FXA-6  6223000.00       0.00   40190.21     0.00       0.00    0.00  6223000.00
FXA-7  1400000.00       0.00    9333.33     0.00       0.00    0.00  1400000.00
FXA-8 24321020.00  600403.55  202675.17     0.00       0.00    0.00 23720616.45
FXA-9  7272000.00       0.00   43935.00     0.00       0.00    0.00  7272000.00
FXA-10 9042000.00       0.00   54628.75     0.00       0.00    0.00  9042000.00
FXA-11 2178000.00       0.00   13158.75     0.00       0.00    0.00  2178000.00
FXP     202796.00     267.46 NA             0.00       0.00 NA        202528.54
FXS    9164144.00 NA           61094.29 NA             0.00    0.00  8975545.77
A-1   46696639.00  264628.96  282125.53     0.00       0.00    0.00 46432010.04
A-2    7241000.00       0.00   43747.71     0.00       0.00    0.00  7241000.00
A-3    2173000.00       0.00   14033.96     0.00       0.00    0.00  2173000.00
A-4    1650290.00 NA           10658.12 NA             0.00    0.00  1650290.00
A-5   21574430.00  105851.59  161808.23     0.00       0.00    0.00 21468578.41
A-6    7912000.00       0.00   46153.33     0.00       0.00    0.00  7912000.00
A-7    2283000.00       0.00   13317.50     0.00       0.00    0.00  2283000.00
A-8    6858000.00       0.00   40005.00     0.00       0.00    0.00  6858000.00
P       718093.00     615.19 NA             0.00       0.00 NA        717477.81
S      2837159.00 NA           18323.32 NA             0.00    0.00  2806446.18
B-1    7087175.00    4392.77   46558.42     0.00       0.00    0.00  7082782.23
B-2    2725836.00    1689.53   17907.08     0.00       0.00    0.00  2724146.47
B-3    1526468.00     946.14   10027.97     0.00       0.00    0.00  1525521.86
B-4    1024914.00     635.26    6733.06     0.00       0.00    0.00  1024278.74
B-5     545167.00     337.91    3581.42     0.00       0.00    0.00   544829.09
B-6     719626.00     446.04    4727.50     0.00       0.00    0.00   719179.96
R           25.00      25.00       0.16     0.00 NA            0.00        0.00
RP          25.00      25.00       5.52     0.00 NA            0.00        0.00

                                        Reimburse
                              Interest  ment of
       Beginning  Principal    Amount   Realized  Remaining
Class   Balance   DistributedDistributed Losses    Balance
FXA-1 1000.000000   48.36903   5.708334  0.00000  951.63097
FXA-2 1000.000000    0.00000   6.666667  0.00000 1000.00000
FXA-3 1000.000000    0.00000   6.083333  0.00000 1000.00000
FXA-4 1000.000000    0.00000   6.166666  0.00000 1000.00000
FXA-5 1000.000000    0.00000   6.416667  0.00000 1000.00000
FXA-6 1000.000000    0.00000   6.458334  0.00000 1000.00000
FXA-7 1000.000000    0.00000   6.666664  0.00000 1000.00000
FXA-8 1000.000000   24.68661   8.333333  0.00000  975.31339
FXA-9 1000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-101000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-111000.000000    0.00000   6.041667  0.00000 1000.00000
FXP   1000.000000    1.31886   0.000000  0.00000  998.68114
FXS   1000.000000    0.00000   6.666666  0.00000  979.41998
A-1   1000.000000    5.66698   6.041667  0.00000  994.33302
A-2   1000.000000    0.00000   6.041667  0.00000 1000.00000
A-3   1000.000000    0.00000   6.458334  0.00000 1000.00000
A-4   1000.000000    0.00000   6.458332  0.00000 1000.00000
A-5   1000.000000    4.90634   7.500000  0.00000  995.09366
A-6   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-7   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-8   1000.000000    0.00000   5.833333  0.00000 1000.00000
P     1000.000000    0.85670   0.000000  0.00000  999.14330
S     1000.000000    0.00000   6.458334  0.00000  989.17480
B-1   1000.000000    0.61982   6.569390  0.00000  999.38018
B-2   1000.000000    0.61982   6.569390  0.00000  999.38018
B-3   1000.000000    0.61982   6.569394  0.00000  999.38018
B-4   1000.000000    0.61982   6.569390  0.00000  999.38018
B-5   1000.000000    0.61983   6.569400  0.00000  999.38017


                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          July 31, 1997